SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2004
                                                         ----------------


                                 TEN STIX, INC.
                                 -------------
             (Exact name of Registrant as specified in its charter)

                                     Nevada
                                     ------
         (State or other jurisdiction of Incorporation or organization)

        0-32323                                         20-1217659
        -------                                         ----------
(Commission File Number)                    (I.R.S. Employer Identification No.)

10631 E. Running Deer Trail, Scottsdale, Arizona                       85262
------------------------------------------------                       -----
 (Address of principal executive offices)                            (Zip Code)

                                 (480) 419-8607
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

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Item 8.01       Other Events.

     On October 22, 2004, Ten Stix, Inc., announced that the Company is seeking acquisition candidates with successful Internet or retail based operations in the motorsports industry. A copy of the Press Release relating to said interview is hereby incorporated by reference in this Current Report on Form 8-K, is attached hereto as Exhibit 99.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 801. Other Events" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

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

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Ten Stix, Inc.
                                           (Registrant)


Date: October 26, 2004                              /s/ David Keaveney
                                                    ________________________
                                                    By: David Keaveney
                                                    Its:  President and CEO

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                                INDEX TO EXHIBITS


Exhibit Number                    Exhibit

99                                Press Release dated October 22, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.